SUPPLEMENT TO THE PROSPECTUS/PROXY STATEMENT
 AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION
EACH DATED JUNE 2, 2016
FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
 DREYFUS INSTITUTIONAL CASH ADVANTAGE FUND

This Supplement updates and supplements the Prospectus/Proxy Statement (the "Prospectus/Proxy
Statement") and related Statement of Additional Information (the "SAI"), each dated June 2, 2016, for the
Special Meeting of Shareholders of Dreyfus Institutional Cash Advantage Fund (the "Fund"), a series of
Dreyfus Institutional Cash Advantage Funds, relating to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Institutional Preferred Money Market
Fund (the "Acquiring Fund").  Unless otherwise noted, capitalized terms herein have the meanings ascribed thereto in the Prospectus/Proxy Statement.

The following information supersedes any contrary information contained in the Prospectus/Proxy Statement and SAI:

The Acquiring Fund's Prospectuses offering Hamilton shares, Administrative shares and Participant shares are each dated August 1, 2016 and are incorporated into the Prospectus/Proxy Statement by reference.  A copy of the Acquiring Fund's Prospectus for the class of shares you would receive in the Reorganization accompanies this Supplement.

The Fund and the Acquiring Fund's Statement of Additional Information is dated September 1, 2015, as revised or amended October 1, 2015, November 1, 2015, November 10, 2015, December 1, 2015, February 1, 2016, March 1, 2016, April 1, 2016, April 29, 2016, May 26, 2016, June 1, 2016 and August 1, 2016, and is incorporated into the SAI by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on August 1, 2016 (File Nos. 333-26513 and 333-86182).

Dated:  August 1, 2016